© 2023 Wells Fargo Bank, N.A. All rights reserved. 1Q23 Financial Results April 14, 2023 Exhibit 99.3 In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. We adopted ASU 2018-12 with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, including the financial statement line items impacted by the adoption of ASU 2018-12, see page 17.

21Q23 Financial Results 1Q23 results Financial Results ROE: 11.7% ROTCE: 14.0%1 Efficiency ratio: 66%2 Credit Quality Capital and Liquidity CET1 ratio: 10.8%5 LCR: 122%6 TLAC ratio: 23.3%7 • Provision for credit losses4 of $1.2 billion – Total net loan charge-offs of $604 million, up $299 million, with net loan charge-offs of 0.26% of average loans (annualized) – Allowance for credit losses for loans of $13.7 billion, up $1.0 billion • Common Equity Tier 1 (CET1) capital of $134.5 billion5 • CET1 ratio of 10.8% under the Standardized Approach and 12.0% under the Advanced Approach5 • Liquidity coverage ratio (LCR) of 122%6 Comparisons in the bullet points are for 1Q23 versus 1Q22, unless otherwise noted. 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 18. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 19 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. • Net income of $5.0 billion, or $1.23 per diluted common share • Revenue of $20.7 billion, up 17% – Net interest income of $13.3 billion, up 45% – Noninterest income of $7.4 billion, down 13% • Noninterest expense of $13.7 billion, down 1% • Pre-tax pre-provision profit3 of $7.1 billion, up 82% • Effective income tax rate of 16.2% • Average loans of $948.7 billion, up 6% • Average deposits of $1.4 trillion, down 7%

Capital and liquidity

Common Equity Tier 1 Ratio under the Standardized Approach[1]


10.5%
10.6%
10.8%
9.2% Regulatory Minimum and Buffers[2]
1Q22
4Q22
1Q23 Estimated

Liquidity Coverage Ratio[4]


119%
122%
122%
100% Regulatory Minimum
1Q22
4Q22
1Q23 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio of 10.8%[1] at March 31, 2023 remained above our regulatory minimum and buffers of 9.2%[2]
- CET1 ratio up ~30 bps from 1Q22 and up ~20 bps from 4Q22 and included:
  - $4.0 billion in gross common stock repurchases, or 86.4 million shares, in 1Q23
  - Period-end common shares outstanding down 26.7 million, or 1%, from 1Q22
- As of March 31, 2023, our TLAC as a percentage of total risk-weighted assets was 23.3%[3] compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 1Q23 liquidity coverage ratio[4] of 122% which remained above our regulatory minimum of 100%

1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 19 for additional information regarding CET1 capital and ratios. 1Q23 CET1 is a preliminary estimate.
2. Includes a 4.50% minimum requirement, a stress capital buffer of 3.20%, and a G-SIB capital surcharge of 1.50%.
3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate.
4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 1Q23 LCR is a preliminary estimate.

1Q23 Financial Results
3

1Q23 earnings

WELLS FARGO

$ in millions, except per share data	Quarter ended 1Q23	4Q22	1Q22	$ Change from 4Q22	1Q22
Net interest income	$13,336	13,433	9,221	($97)	4,115
Noninterest income	7,393	6,601	8,507	792	(1,114)
Total revenue	20,729	20,034	17,728	695	3,001
Net charge-offs	564	560	305	4	259
Change in the allowance for credit losses	643	397	(1,092)	246	1,735
Provision for credit losses[1]	1,207	957	(787)	250	1,994
Noninterest expense	13,676	16,186	13,851	(2,510)	(175)
Pre-tax income	5,846	2,891	4,664	2,955	1,182
Income tax expense (benefit)	966	(29)	746	995	220
Effective income tax rate (%)	*16.2 %*	*(0.9)*	*16.5*	1,714 bps	(24)
Net income	**$4,991**	**3,155**	**3,788**	**$1,836**	**1,203**
Diluted earnings per common share	$1.23	0.75	0.91	$0.48	0.32
Diluted average common shares (# mm)	3,818.7	3,832.7	3,868.9	(14)	(50)
Return on equity (ROE)	11.7 %	7.1	8.7	464 bps	307
Return on average tangible common equity (ROTCE)[2]	14.0	8.5	10.4	554	368
Efficiency ratio	66	81	78	(1,482)	(1,215)

1. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
2. Tangible common equity and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the "Tangible Common Equity" table on page 18.

1Q23 Financial Results

4

Credit quality

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*


305
(787)
0.14%
580
344
0.15%
784
399
0.17%
957
560
0.23%
1,207
604
0.26%
1Q22
2Q22
3Q22
4Q22
1Q23
Provision for Credit Losses 1
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $16 million to 5 bps of average loans (annualized) on higher recoveries
- Consumer net loan charge-offs up $60 million to 56 bps of average loans (annualized) driven by a $70 million increase in net loan charge-offs in credit card
- Nonperforming assets increased $379 million, or 7%, as higher commercial real estate nonaccrual loans were partially offset by lower residential mortgage nonaccrual loans

Allowance for Credit Losses for Loans *($ in millions)*


12,681
5,533
1.39%
7,148
12,884
5,802
1.37%
7,082
13,225
6,234
1.40%
6,991
13,609
6,653
1.42%
6,956
13,705
6,481
1.45%
7,224
1Q22
2Q22
3Q22
4Q22
1Q23
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses for loans (ACL) up from both 1Q22 and 4Q22 on increases for commercial real estate loans, primarily office loans, as well as for credit card and auto loans
  - Allowance coverage for total loans up 6 bps from 1Q22 and up 3 bps from 4Q22
  - On 1/1/2023, we adopted the previously disclosed Troubled Debt Restructuring (TDR) accounting standard which removed $429 million of ACL with an offset directly to retained earnings

Comparisons in the bullet points are for 1Q23 versus 4Q22, unless otherwise noted.
1. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.

1Q23 Financial Results
5

Commercial Real Estate (CRE) loans

WELLS FARGO

$154.7 billion of CRE Loans Outstanding, or 16% of Total Loans, with $35.7 billion in CRE Office Loans, or 4% of Total Loans, as of March 31, 2023



Apartments
Office buildings
Industrial/warehouse
Hotel/motel
Retail (excluding shopping center)
Shopping center
Institutional
All other
26%
Office buildings
23%
13%
8%
8%
6%
5%
11%

CRE Office Loans Outstanding by Geography



California
New York
Texas
International
Florida
Washington
Massachusetts
Virginia
Georgia
North Carolina
All other
29%
13%
7%
6%
4%
4%
4%
4%
3%
3%
23%

CRE Office Loans

- ~12% of the CRE office loan portfolio is owner-occupied and nearly one-third have recourse to a guarantor, typically through a repayment guarantee[1]

CRE office loans are originated for customers across our operating segments, including[1]:

- 2% in Consumer Banking and Lending; loans are for buildings that are primarily owner-occupied
- 4% in Wealth and Investment Management; all loans have full recourse
- 26% in Commercial Banking
  - Geographically diverse portfolio with properties concentrated in suburban areas
  - ~40% is owner-occupied
  - Substantially all loans have full recourse
- 68% in Corporate and Investment Banking (CIB)
  - Vast majority of portfolio is institutional quality real estate with high-caliber sponsors
  - Approximately 80% Class A and 20% Class B
  - Allowance for credit losses coverage ratio for CIB CRE office loans was 5.7% as of March 31, 2023

1. *As of February 28, 2023, unless otherwise noted.*

1Q23 Financial Results

6

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



898.0
926.6
945.5
948.5
948.7
381.9
389.1
394.3
396.3
395.5
3.25%
3.52%
4.28%
5.13%
5.69%
516.1
537.5
551.2
552.2
553.2
1Q22
2Q22
3Q22
4Q22
1Q23
Commercial Loans
Consumer Loans
Total Average Loan Yield

- Average loans up $50.7 billion, or 6%, year over-year (YoY) driven by higher commercial & industrial and commercial real estate loans, as well as higher residential real estate and credit card loans
- Total average loan yield of 5.69%, up 244 bps YoY and up 56 bps from 4Q22 reflecting the impact of higher interest rates
- Period-end loans up $36.2 billion, or 4%, YoY, and down $7.9 billion, or 1%, from 4Q22

Period-End Loans Outstanding *($ in billions)*

		1Q23	vs 4Q22	vs 1Q22
Commercial	$	554.2	(1)%	5 %
Consumer		393.8	(1)	2
Total loans	**$**	**948.0**	**(1)%**	**4 %**

Average Deposits and Rates *($ in billions)*



1,464.1
1,445.8
1,407.9
1,380.5
1,356.7
27.1
20.3
24.4
42.1
60.7
185.8
173.7
158.4
142.2
126.6
169.2
164.9
156.8
156.2
157.6
200.7
188.3
180.2
175.4
170.5
881.3
898.6
888.1
864.6
841.3
1Q22
2Q22
3Q22
4Q22
1Q23
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $107.4 billion, or 7%, YoY, and down $23.8 billion, or 2%, from 4Q22 predominantly reflecting consumer deposit outflows as customers continued to migrate to higher yielding alternatives and included continued consumer spending
- Period end deposits down $118.8 billion, or 8%, YoY, and down $21.4 billion, or 2%, from 4Q22

Period-End Deposits *($ in billions)*

		1Q23	vs 4Q22	vs 1Q22
Consumer Banking and Lending	$	851.3	(1)%	(6)%
Commercial Banking		169.8	(2)	(13)
Corporate & Investment Banking		158.6	1	(6)
Wealth & Investment Management		117.2	(16)	(36)
Corporate		65.7	21	177
Total deposits	**$**	**1,362.6**	**(2)%**	**(8)%**
Average deposit cost		**83 bps**	**up 37 bps**	**up 80 bps**

1Q23 Financial Results
7

81Q23 Financial Results 9,221 10,198 12,098 13,433 13,336 Net Interest Income Net Interest Margin (NIM) on a taxable-equivalent basis 1Q22 2Q22 3Q22 4Q22 1Q23 3.20% Net interest income • Net interest income up $4.1 billion, or 45%, from 1Q22 primarily due to the impact of higher interest rates, higher loan balances, and lower mortgage- backed securities (MBS) premium amortization, partially offset by lower deposit balances – 1Q23 MBS premium amortization was $144 million vs. $361 million in 1Q22 and $174 million in 4Q22 • Net interest income down $97 million, or 1%, from 4Q22 due to two fewer business days in the quarter • 2023 net interest income is expected to be ~10% higher than the full year 2022 level of $45.0 billion, unchanged from prior guidance Net Interest Income ($ in millions) 2.16% 2.39% 2.83% 3.14% 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. 1

Noninterest expense

WELLS FARGO

Noninterest Expense *($ in millions)*



13,851
673
3,907
9,271
1Q22
12,862
576
3,844
8,442
2Q22
14,306
2,218
3,876
8,212
3Q22
16,186
3,517
4,254
8,415
4Q22
13,676
267
3,994
9,415
1Q23
Operating Losses
Non-personnel Expense
Personnel Expense

Headcount *(Period-end, '000s)*

1Q22	2Q22	3Q22	4Q22	1Q23
247	244	239	239	236

- Noninterest expense down $175 million, or 1%, from 1Q22
  - Operating losses down $406 million
  - Other expenses of $13.4 billion, up $231 million, or 2%
    - Personnel expense up $144 million, or 2%, primarily reflecting higher salaries expense and higher severance expense, partially offset by lower incentive compensation and the impact of efficiency initiatives
    - Non-personnel expense up $87 million, or 2%
- Noninterest expense down $2.5 billion, or 16%, from 4Q22
  - Operating losses down $3.3 billion from a 4Q22 that included $3.3 billion primarily related to a variety of historical matters, including litigation, regulatory, and customer remediation matters
  - Other expenses of $13.4 billion, up $740 million, or 6%
    - Personnel expense up $1.0 billion, or 12%, and included seasonally higher personnel expense, as well as higher incentive compensation, partially offset by lower severance expense
    - Non-personnel expense down $260 million from typically higher 4Q expense including professional and outside services expense, partially offset by higher FDIC expense
- **2023 noninterest expense excluding operating losses is expected to be ~$50.2 billion, unchanged from prior guidance**
  - As previously disclosed, we have outstanding litigation, regulatory, and customer remediation matters that could impact operating losses

1Q23 Financial Results

9

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)	1Q23	vs. 4Q22	vs. 1Q22
Revenue by line of business:			
Consumer and Small Business Banking (CSBB)	$6,486	($122)	1,415
Consumer Lending:			
Home Lending	863	77	(627)
Credit Card	1,305	(48)	40
Auto	392	(21)	(52)
Personal Lending	318	15	25
Total revenue	**9,364**	**(99)**	**801**
Provision for credit losses	867	(69)	1,057
Noninterest expense	6,038	(1,050)	(357)
Pre-tax income	2,459	1,020	101
Net income	**$1,841**	**$764**	**71**

Selected Metrics

		1Q23	4Q22	1Q22
Return on allocated capital[1]		16.5 %	8.3	14.4
Efficiency ratio[2]		64	75	75
Retail bank branches	#	4,525	4,598	4,705
Digital (online and mobile) active customers[3] (mm)		34.3	33.5	33.7
Mobile active customers[3] (mm)		28.8	28.3	27.8

- Total revenue up 9% YoY and down 1% from 4Q22
  - CSBB up 28% YoY as higher net interest income was partially offset by lower deposit-related fees reflecting our efforts to help customers avoid overdraft fees
  - Home Lending down 42% YoY on lower mortgage banking income driven by lower originations and lower revenue from the resecuritization of loans purchased from securitization pools; up 10% from 4Q22 reflecting improved mortgage banking income
  - Credit Card up 3% YoY on higher loan balances, including the impact of higher point of sale (POS) volume and new product launches, which included the impact of introductory promotional rates; down 4% from 4Q22 reflecting seasonality
  - Auto down 12% YoY and 5% from 4Q22 on lower loan balances and loan spread compression
  - Personal Lending up 9% YoY on higher loan balances, partially offset by loan spread compression; up 5% from 4Q22 on higher loan spreads
- Noninterest expense down 6% YoY due to lower operating losses and personnel expense, including the impact of efficiency initiatives, partially offset by higher operating costs; down 15% from 4Q22 on lower operating losses and severance expense, partially offset by seasonally higher personnel expense and higher FDIC expense

Average Balances and Selected Credit Metrics

$ in billions	1Q23	4Q22	1Q22
Balances			
Loans	$338.3	338.0	325.1
Deposits	841.3	864.6	881.3
Credit Performance			
Net charge-offs as a % of average loans	0.71 %	0.62	0.47

1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
2. Efficiency ratio is segment noninterest expense divided by segment total revenue.
3. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days.

1Q23 Financial Results

10

111Q23 Financial Results Consumer Banking and Lending Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card POS Volume ($ in billions) Debit Card Point of Sale (POS) Volume and Transactions1 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases. 37.9 34.1 21.5 14.6 6.6 24.1 19.6 12.4 8.2 5.6 13.8 14.5 9.1 6.4 1 Retail Correspondent Refinances as a % of Originations 1Q22 2Q22 3Q22 4Q22 1Q23 115.0 125.2 122.4 124.0 117.3 POS Volume ($ in billions) POS Transactions (billions) 1Q22 2Q22 3Q22 4Q22 1Q23 7.3 5.4 5.4 5.0 5.0 1Q22 2Q22 3Q22 4Q22 1Q23 26.0 30.1 30.7 32.3 30.1 1Q22 2Q22 3Q22 4Q22 1Q23 2.3 2.5 2.5 2.5 2.456% 28% 16% 13% 16%

121Q23 Financial Results Commercial Banking • Total revenue up 42% YoY and up 5% from 4Q22 – Middle Market Banking revenue up 73% YoY due to the impact of higher interest rates and higher loan balances, partially offset by lower deposit balances and higher earnings credit rates (ECRs); up 4% from 4Q22 due to the impact of higher interest rates, partially offset by lower deposit balances, as well as two fewer business days in the quarter – Asset-Based Lending and Leasing revenue up 7% YoY as higher loan balances were partially offset by lower net gains from equity securities; up 7% from 4Q22 driven by the impact of higher interest rates, higher net gains from equity securities, as well as higher loan balances • Noninterest expense up 14% YoY primarily due to higher personnel expense and higher operating costs, partially offset by the impact of efficiency initiatives; up 15% from 4Q22 on higher operating costs and seasonally higher personnel expense Summary Financials $ in millions 1Q23 vs. 4Q22 vs. 1Q22 Revenue by line of business: Middle Market Banking $2,155 $79 909 Asset-Based Lending and Leasing 1,152 79 71 Total revenue 3,307 158 980 Provision for credit losses (43) — 301 Noninterest expense 1,752 229 221 Pre-tax income 1,598 (71) 458 Net income $1,196 ($42) 339 Selected Metrics 1Q23 4Q22 1Q22 Return on allocated capital 18.1% 24.2 16.9 Efficiency ratio 53 48 66 Average loans by line of business ($ in billions) Middle Market Banking $121.6 119.7 108.6 Asset-Based Lending and Leasing 101.2 98.7 85.8 Total loans $222.8 218.4 194.4 Average deposits 170.5 175.4 200.7

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	1Q23	vs. 4Q22	vs. 1Q22
Revenue by line of business:			
Banking:			
Lending	$692	$99	171
Treasury Management and Payments	785	47	353
Investment Banking	280	(37)	(51)
Total Banking	1,757	109	473
Commercial Real Estate	1,311	44	316
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,285	350	408
Equities	437	158	170
Credit Adjustment (CVA/DVA) and Other	71	106	46
Total Markets	1,793	614	624
Other	41	(4)	19
Total revenue	**4,902**	**763**	**1,432**
Provision for credit losses	252	211	448
Noninterest expense	2,217	380	234
Pre-tax income	2,433	172	750
Net income	**$1,818**	**$126**	**560**

Selected Metrics

	1Q23	4Q22	1Q22
Return on allocated capital	15.9 %	17.7	13.2
Efficiency ratio	45	44	57

- Total revenue up 41% YoY and up 18% from 4Q22
  - Banking revenue up 37% YoY and up 7% from 4Q22 driven by stronger treasury management results reflecting the impact of higher interest rates and higher lending revenue, partially offset by lower investment banking fees reflecting lower market activity
  - Commercial Real Estate revenue up 32% YoY driven by the impact of higher interest rates and higher loan balances; up 3% from 4Q22 primarily driven by the impact of higher interest rates
  - Markets revenue up 53% YoY and up 52% from 4Q22 due to higher trading results across nearly all asset classes
- Noninterest expense up 12% YoY driven by higher operating costs and personnel expense, partially offset by the impact of efficiency initiatives; up 21% from 4Q22 on seasonally higher personnel expense, as well as higher operating costs

Average Balances (*$ in billions*)

Loans by line of business	1Q23	4Q22	1Q22
Banking	$99.1	104.2	102.5
Commercial Real Estate	136.8	137.7	126.2
Markets	58.8	56.4	55.8
Total loans	$294.7	298.3	284.5
Deposits	157.6	156.2	169.2
Trading-related assets	188.4	189.2	196.8

1Q23 Financial Results

13

141Q23 Financial Results Wealth and Investment Management Summary Financials $ in millions 1Q23 vs. 4Q22 vs. 1Q22 Net interest income $1,044 ($80) 245 Noninterest income 2,637 66 (321) Total revenue 3,681 (14) (76) Provision for credit losses 11 — 48 Noninterest expense 3,061 330 (114) Pre-tax income 609 (344) (10) Net income $457 ($258) (8) Selected Metrics ($ in billions, unless otherwise noted) 1Q23 4Q22 1Q22 Return on allocated capital 28.9% 31.9 21.0 Efficiency ratio 83 74 85 Average loans $83.6 84.8 84.8 Average deposits 126.6 142.2 185.8 Client assets Advisory assets 825 797 912 Other brokerage assets and deposits 1,104 1,064 1,168 Total client assets $1,929 1,861 2,080 • Total revenue down 2% YoY and down modestly from 4Q22 – Net interest income up 31% YoY driven by the impact of higher interest rates, partially offset by lower deposit balances as customers continued to reallocate cash into higher yielding alternatives; down 7% from 4Q22 on lower deposit balances – Noninterest income down 11% YoY on lower asset-based fees driven by a decrease in market valuations; up 3% from 4Q22 on higher asset-based fees driven by an increase in market valuations • Noninterest expense down 4% YoY reflecting lower revenue-related compensation and the impact of efficiency initiatives; up 12% from 4Q22 on higher personnel expense due to seasonality and higher revenue-related compensation, as well as higher operating costs

151Q23 Financial Results Corporate • Net interest income up YoY due to the impact of higher interest rates • Noninterest income down YoY due to lower results in our affiliated venture capital and private equity businesses; 1Q23 included $342 million of net losses on equity securities ($223 million pre-tax and net of noncontrolling interests) • Noninterest expense down YoY reflecting the impact of business divestitures; down from 4Q22 on lower operating losses Summary Financials $ in millions 1Q23 vs. 4Q22 vs. 1Q22 Net interest income $16 ($62) 834 Noninterest income 5 (2) (937) Total revenue 21 (64) (103) Provision for credit losses 120 108 140 Noninterest expense 608 (2,399) (159) Pre-tax income (707) 2,227 (84) Income tax benefit (expense) (272) 857 (84) Less: Net loss from noncontrolling interests (114) 124 (241) Net loss ($321) $1,246 241

Appendix

Accounting Standards Update 2018-12-Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts

WELLS FARGO

In first quarter 2023, we adopted FASB ASU 2018-12 – Financial Services – Insurance (Topic 944): *Targeted Improvements to the Accounting for Long-Duration Contracts.* The most significant impact of adoption related to reinsurance of variable annuity products for a limited number of our insurance clients. These variable annuity products contain guaranteed minimum benefits that require us to make benefit payments for the remainder of the policyholder's life once the policyholder's account values are exhausted. Our reinsurance business is no longer entering into new contracts. The ASU requires these guaranteed minimum benefits (referred to as market risk benefits) to be measured at fair value through earnings (recognized in other noninterest income), except for changes in fair value attributable to our own credit risk, which are recognized in other comprehensive income.

We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. The table below presents the impact of the adoption of ASU 2018-12 to selected financial statement line items from our consolidated statement of income and consolidated balance sheet.

	Quarter ended												Year ended					
	Dec 31, 2022			Sep 30, 2022			Jun 30, 2022			Mar 31, 2022			Dec 31, 2022			Dec 31, 2021		
($ in millions, except per share amounts)	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised
Selected Income Statement Data																		
Noninterest income	$ 6,227	374	6,601	7,407	61	7,468	6,830	12	6,842	8,371	136	8,507	28,835	583	29,418	42,713	674	43,387
Noninterest expense	16,202	(16)	16,186	14,327	(21)	14,306	12,883	(21)	12,862	13,870	(19)	13,851	57,282	(77)	57,205	53,831	(73)	53,758
Income tax expense (benefit)	(127)	98	(29)	894	18	912	613	9	622	707	39	746	2,087	164	2,251	5,578	186	5,764
Net income	2,864	291	3,155	3,528	64	3,592	3,119	23	3,142	3,671	117	3,788	13,182	495	13,677	21,548	561	22,109
Diluted earnings per common share	0.67	0.08	0.75	0.85	0.01	0.86	0.74	0.01	0.75	0.88	0.03	0.91	3.14	0.13	3.27	4.95	0.13	5.08
Selected Balance Sheet Data																		
Other assets	$ 75,834	4	75,838	78,141	(26)	78,115	81,384	(1)	81,383	72,480	—	72,480	75,834	4	75,838	67,259	5	67,264
Derivative liabilities	20,085	(18)	20,067	23,400	(21)	23,379	17,168	(19)	17,149	15,499	(10)	15,489	20,085	(18)	20,067	9,424	(13)	9,411
Accrued expenses and other liabilities	69,056	(316)	68,740	72,991	(74)	72,917	71,662	13	71,675	74,229	102	74,331	69,056	(316)	68,740	70,957	239	71,196
Retained earnings	187,649	319	187,968	186,551	28	186,579	184,475	(36)	184,439	182,623	(60)	182,563	187,649	319	187,968	180,322	(176)	180,146

1Q23 Financial Results

17

Tangible Common Equity

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

							Quarter ended
($ in millions)			**Mar 31, 2023**	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	**4,713**	2,877	3,313	2,863	3,509
Average total equity			**184,297**	182,621	183,042	180,926	186,117
Adjustments:							
Preferred stock[1]			**(19,448)**	(19,553)	(20,057)	(20,057)	(20,057)
Additional paid-in capital on preferred stock[1]			**173**	166	135	135	134
Unearned ESOP shares[1]			**—**	112	646	646	646
Noncontrolling interests			**(2,019)**	(2,185)	(2,258)	(2,386)	(2,468)
Average common stockholders' equity	(B)		**163,003**	161,161	161,508	159,264	164,372
Adjustments:							
Goodwill			**(25,173)**	(25,173)	(25,177)	(25,179)	(25,180)
Certain identifiable intangible assets (other than MSRs)			**(145)**	(160)	(181)	(200)	(218)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)			**(2,440)**	(2,378)	(2,359)	(2,304)	(2,395)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**895**	890	886	877	803
Average tangible common equity	(C)	$	**136,140**	134,340	134,677	132,458	137,382
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		**11.7 %**	7.1	8.1	7.2	8.7
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		**14.0**	8.5	9.8	8.7	10.4

1. In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company's common stock.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q23 Financial Results

18

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries

RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)			Estimated Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Total equity[2]		$	**183.2**	182.2	178.5	179.8	181.6
Effect of accounting policy change[2]			**—**	(0.3)	(0.1)	—	0.1
Total equity (as reported)			**183.2**	181.9	178.4	179.8	181.7
Adjustments:							
Preferred stock[3]			**(19.4)**	(19.4)	(20.1)	(20.1)	(20.1)
Additional paid-in capital on preferred stock[3]			**0.2**	0.1	0.1	0.2	0.1
Unearned ESOP shares[3]			**—**	—	0.7	0.7	0.7
Noncontrolling interests			**(2.1)**	(2.0)	(2.2)	(2.3)	(2.4)
Total common stockholders' equity			**161.9**	160.6	156.9	158.3	160.0
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)			**(0.1)**	(0.2)	(0.2)	(0.2)	(0.2)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)			**(2.5)**	(2.4)	(2.4)	(2.3)	(2.3)
Applicable deferred taxes related to goodwill and other intangible assets[4]			**0.9**	0.9	0.9	0.9	0.9
Current expected credit loss (CECL) transition provision[5]			**0.1**	0.2	0.2	0.2	0.2
Other			**(0.6)**	(0.4)	(0.4)	(1.6)	(1.1)
Common Equity Tier 1	(A)	$	**134.5**	133.5	129.8	130.1	132.3
Total risk-weighted assets (RWAs) under Standardized Approach	(B)		**1,244.0**	1,259.9	1,255.6	1,253.6	1,265.5
Total RWAs under Advanced Approach	(C)		**1,119.5**	1,112.3	1,104.1	1,121.6	1,119.5
Common Equity Tier 1 to total RWAs under Standardized Approach	(A)/(B)		**10.8 %**	10.6	10.3	10.4	10.5
Common Equity Tier 1 to total RWAs under Advanced Approach	(A)/(C)		**12.0**	12.0	11.8	11.6	11.8

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. In first quarter 2023, we adopted FASB ASU 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, see page 28 of the 1Q23 Quarterly Supplement.
3. In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company's common stock.
4. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
5. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

1Q23 Financial Results

19

201Q23 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the performance of our mortgage business and any related exposures; (viii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (ix) future common stock dividends, common share repurchases and other uses of capital; (x) our targeted range for return on assets, return on equity, and return on tangible common equity; (xi) expectations regarding our effective income tax rate; (xii) the outcome of contingencies, such as legal proceedings; (xiii) environmental, social and governance related goals or commitments; and (xiv) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward- looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2023 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022.